UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017 (December 20, 2017)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-37419 (Commission File Number)	95-2636730 (I.R.S. Employer Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2017, the Board of Directors (the “Board”) of PDC Energy, Inc. (the “Company”) appointed Christina M. Ibrahim to serve as a Class II director of the Company, effective on January 1, 2018. The Board has determined to not appoint Ms. Ibrahim to any committees of the Board at the time of her appointment.

Ms. Ibrahim currently serves as the Executive Vice President, General Counsel and Chief Compliance Officer of Weatherford International plc (“Weatherford”), a position she has held since May 2015. Ms. Ibrahim has more than 20 years of experience in the oil and gas services industry. Prior to joining Weatherford in 2015, Ms. Ibrahim held a number of senior leadership positions in the legal department of Halliburton Company, including as Vice President, Chief Commercial Counsel and Corporate Secretary with responsibility for the global procurement, employment and real estate practice groups and oversight of mergers and acquisitions, securities, regulatory and governance practice groups. Ms. Ibrahim also served as General Counsel and Chief Compliance Officer for WellDynamics, a Halliburton and Shell joint venture company.

Ms. Ibrahim will participate in the Company’s standard non-employee director compensation arrangements that are paid on a calendar-year basis pursuant to which non-employee directors receive an annual cash retainer equal to $75,000, an annual restricted stock unit grant with a value of $140,000 that vests equally over a period of three (3) years and annual retainers for any committee service. In addition, Ms. Ibrahim will also enter into the Company’s Indemnification Agreement, a form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Committee on June 8, 2015.

There is no arrangement or understanding pursuant to which Ms. Ibrahim was appointed as a director. Further, Ms. Ibrahim has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2017

PDC Energy, Inc.

By:	/s/ Barton R. Brookman
Barton R. Brookman
Chief Executive Officer

3